SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (the "Agreement") is made and entered into effective as of August 9, 1996, by and among Winstar Communications, Inc., a Delaware corporation (the "Subordinated Obligee"), and IBJ Schroder Bank & Trust Company, as agent ("Agent").

                             Background Information:

         A. Winstar Global Products, Inc., a Delaware corporation formerly known as Beauty Labs Inc. ("Borrower"), and Century Business Credit Corporation ("Century") entered into a Loan and Security Agreement, dated as of August 5, 1994 (the "Original Credit Agreement"). Century assigned its rights therein to the Agent pursuant to an Assignment and Sale Agreement dated as of August 9, 1996, and the Agent, on behalf of the Agent and those banks named therein, have amended and restated the Original Credit Agreement, entering into an amended and restated Credit and Security Agreement, amended and restated as of the date hereof, providing for the aggregate principal amount of $12,000,000 secured credit facilities (as amended, restated, replaced or otherwise modified from time to time, the "Credit Agreement"; all capitalized terms used herein not otherwise defined shall have the meanings given in the Credit Agreement; the Agent and the Banks being collectively referred to as the "Senior Lender").

         B. Pursuant to the Credit Agreement, the Borrower has and may hereafter issue the Revolving Notes payable to the order of the Banks (together with any further amendments or modifications thereto and all replacements, increases, transfers, exchanges and substitutions thereof and any and all instruments issued to evidence such debt by the Borrower to the Banks, the "Senior Notes"; the Credit Agreement, the Senior Notes, and the other documents, agreements and instruments executed in connection therewith, being collectively referred to herein as the "Senior Loan Documents").

         C. The Subordinated Obligee and the Borrower have entered into the subordinated promissory note dated as of August 9, 1996 (as amended, restated, replaced or otherwise modified from time to time, the "Subordinated Note") pursuant to which, among other things, the Subordinated Obligee has provided to the Borrower the aggregate amount of $3,100,000 of loans (the Subordinated Note and any agreements and instruments executed or delivered in connection therewith, being collectively referred to herein as the "Subordinated Documents").

     D. The Borrower may be presently and from time to time hereafter indebted to the Senior Lender as a result of the advance of monies, the issuance of letters of credit and/or other extensions of credit by the Senior Lender to the Borrower

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pursuant to the Senior Loan Documents.

         E. The Subordinated Obligee acknowledges that any loan or advance of monies, issuance of a letter of credit, or other extensions of any financial accommodation or credit to the Borrower by the Senior Lender is of value to the Subordinated Obligee.

         G. The Subordinated Obligee has agreed to subordinate the payment and priority of all indebtedness, distributions, dividends and obligations of the Borrower owed to the Subordinated Obligee pursuant to the Subordinated Documents to the payment and priority of the Senior Obligations (as defined herein) owed by the Borrower to the Senior Lender pursuant to the Senior Loan Documents, all upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce the Senior Lender, now or from time to time hereafter, to make or maintain financial accommodations to or for the benefit of the Borrower pursuant to the Senior Loan Documents, or to grant such amendments, renewals, increases or extensions thereof as the Senior Lender may deem advisable, and to better secure the Senior Lender in respect of the foregoing, the Subordinated Obligee and Senior Lender hereby agree as follows:

     Definitions. In addition to other terms defined herein, as used in this Agreement, the following terms shall have the meanings set forth below:

                  "Acceleration Event" means an acceleration of the maturity of the principal amount of the Senior Obligations (or any portion thereof) prior to its scheduled maturity date, whether by exercise by the Senior Lender of a right so to do or automatically pursuant to the terms of the Senior Loan Documents, or a failure to pay such Senior Obligations at scheduled maturity.

     "Senior Obligations" means (a) any and all indebtedness, obligations and liabilities owing by Borrower whether now existing or hereafter arising or acquired outright, conditionally, or as collateral security (whether as principal, interest or otherwise, whether due or not due, direct, indirect, absolute or contingent and whether or not evidenced by any note, instrument, reimbursement agreement or writing), without any limitation as to the amount or terms thereof, to the Senior Lender, including principal of and interest (including without limitation interest at the rate provided for in the Senior Loan Documents or other agreement governing or evidencing the Senior Obligations, both before and after the institution of any bankruptcy, receivership, insolvency or similar proceeding, even if

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the claim  for such  interest  is not  allowed  pursuant  to the  provisions  of applicable law) on the Senior Note (provided, that principal under the Senior Note which constitutes Senior Obligations shall not exceed $16,000,000 in the aggregate without the prior consent of the Subordinated Obligee), all other extensions of credit under or in connection with the Credit Agreement, if any, or any other agreements governing or evidencing the Senior Obligations and all fees, expenses, reimbursements, indemnities and other amounts payable under the
Credit  Agreement  or  other  agreement   governing  or  evidencing  the  Senior
Obligations (including without limitation attorneys' fees and expenses incurred by the Senior Lender, whenever incurred, including without limitation if incurred in proceedings against the Borrower, the Subordinated Obligee or any other party) and (b) all renewals, deferrals, amendments, increases provided, that principal under the Senior Note as so increased which constitutes Senior Obligations shall not exceed $16,000,000 in the aggregate without the prior consent of the Subordinated Obligee), modifi-

cations, supplements, extensions, refundings, or refinancings of any of the indebtedness, obligations or liabilities described in clause (a), including any evidences of indebtedness issued in exchange therefor, and all other present and future indebtedness for money borrowed or owed to the Senior Lender.

                  "Subordinated Default" means any Default or Event of Default arising under the Subordinated Documents.

     "Subordinated Obligations" means any and all indebtedness, obligations, right to receive dividends and distributions, reimbursement obligations and liabilities, including any such evidenced by the Subordinated Note or any other of the Subordinated Documents owing or to be performed by the Borrower or owing, paid or to be performed by any other person, firm, partnership, corporation or entity (inbcluding without limitation any guarantor or surety) for the benefit of the Borrower, whether now existing or hereafter arising or acquired outright, conditionally, or as collateral security, to the Subordinated Obligee (whether as principal, interest, dividends or distributions or otherwise, whether due or not due, direct, indirect, absolute or contingent and whether or not evidenced by any note, instrument, certificate or writing), including without limitation any obligation to pay expenses, attorneys' fees, monitoring fees, collection fees, indemnities, and all registration rights, put rights and all other rights related to any equity interests held by the Subordinated Obligee.

         In this Agreement, "including" is used by way of illustration and not by way of limitation and the singular includes the plural and conversely.

         2. Subordination. (a) The payment and performance of the Subordinated Obligations is hereby subordinated in right of

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payment to the prior payment in full of the Senior  Obligations  and,  except as specifically set forth in Sections 3, 4, 5 and 7 below, the Subordinated Obligee will not ask, demand, sue for, take or receive from or on behalf of the Borrower (by way of payment, loan, setoff, guaranty or in any other manner) the whole or any part of the Subordinated Obligations (whether the Subordinated Note shall have become payable at maturity, by acceleration or otherwise), including, without limitation, the taking of any negotiable instrument evidencing any Subordinated Obligation or any security therefor, unless and until all of the Senior Obligations shall have been fully and finally indefeasibly paid and satisfied and all financing arrangements constituting the Senior Obligations among the Borrower and the Senior Lender have been terminated. All liens and security interests of the Subordinated Obligee, whether now or hereafter arising and howsoever existing, in any assets of the Borrower or any other assets securing the Senior Obligations shall be and hereby are subordinated to the rights and interests of the Senior Lender in those assets. The Subordinated Obligee shall have no right to possession or control of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all of the Senior Obligations shall have been fully and finally indefeasibly paid and satisfied and all financing arrangements constituting the
Senior   Obligations  among  the  Borrower  and  the  Senior  Lender  have  been terminated.

         (b) The Subordinated Obligee shall promptly release and discharge any lien or security interest it may acquire in any assets or property of the Borrower.

         (c) The Subordinated Obligee acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Subordinated Documents, the terms of this Agreement shall control and the Subordinated Documents shall be deemed to be subject to this Agreement.

         3. Permitted Payments and Actions. (a) Notwithstanding the provisions of Section 2 of this Agreement, and provided that (i) there shall not then exist any breach of this Agreement by the Subordinated Obligee which has not been waived, in a writing signed by the Senior Lender, (ii) there does not then exist any Default or Event of Default, (iii) the payment described in this Section 3(a), if made, would not give rise to the occurrence of any Default or Event of Default, (iv) following the payment described in this Section 3(a), if made (plus any concurrent payment of dividends permitted by Section 7.09 of the Credit Agreement), there would exist no Overadvance, and there would exist under the Formula Amount not less than $850,000 of availability (i.e. the Formula Amount less Loans outstanding less the face amount of Letters of Credit outstanding less trade payables more than 60 days past due less the amount of checks outstanding less uncovered book overdrafts), (v) [intentionally

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



omitted],
(vi) the amount of the payment (plus any concurrent payment of dividends permitted by Section 7.09 of the Credit Agreement) is not in excess of 50 per cent of Consolidated EBITDA for the fiscal year for which such audited financial statements were delivered; then the Subordinated Obligee may accept from the Borrower, payments of interest and principal, on 10 days' notice to the Senior Lender such payments being "Permitted Payments"); and (vii) either (x) there shall have been no Overadvance outstanding in six of the last 12 months, or (y) if there shall have been an Overadvance in six of the last 12 months, if an Overadvance is thereafter made, the payee of such dividend shall repay the dividend to the Borrower.

         (b) Notwithstanding anything contained herein to the contrary, the Subordinated Obligee agrees and covenants that in no event shall the Subordinated Obligee accept payment of any penalty interest, late fees or other payments representing interest in excess of the rate of interest otherwise payable under the Subordinated Note until after payment and performance in full of all of the Senior Obligations.

         (c) Provided that no notice pursuant to Section 3(d) is then outstanding, the Subordinated Obligee shall be permitted to keep and retain any Permitted Payments received by the Subordinated Obligee from or on behalf of the Borrower, provided that the Subordinated Obligee has no knowledge that such payment was made in violation of Section 3(a), provided that if within 91 days after receipt by the Subordinated Obligee of such payment, the Subordinated Obligee receives as specified in this Agreement written notice from the Agent or Borrower to the effect that such payment was made in violation of this Agreement, the Subordinated Obligee shall pay such amount received over to the Agent.

         (d) Without limiting the restrictions on payments to the Subordinated Obligee set forth in this Agreement, should the Agent deliver to the
Subordinated Obligee a notice that a Default or Event of Default is then existing, the Subordinated Obligee shall not accept any direct or indirect payment or distribution or security or reimbursement or dividend or instrument or proceeds thereof (including without limitation due to, or paid in accordance with, guaranties by any Person, or insurance policies, whether policies upon assets of the Borrower, key-man policies upon officers, employees or directors of the Borrower, or any other policies) from the Borrower, or on behalf of the Borrower, on account of the Subordinated Obligations unless and until such Default or Event of Default shall have been cured or waived, or certified not to exist, in a writing signed by the Agent or the Senior Obligations shall have been indefeasibly discharged or paid in full, after which, subject to all of
Section 3 (if applicable), the Borrower may resume making any and all required

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Permitted  Payments (but not premium or accelerated)  payments in respect of the
Subordinated Obligations, including any Permitted Payments not paid as scheduled due to the provisions of this Agreement.

         4. Receipt of Payment-in-Kind Notes by the Subordinated Obligee. To the extent that Scheduled Payments are not made due to the provisions of this Agreement, the Borrower may deliver to the Subordinated Obligee non-cash payment-in-kind notes ("PIK's"), in form substantially similar to the Subordinated Note, in the amount of the deficiency in Scheduled Payments made. PIK's may be paid, in cash, at such time that such cash payments may be made in compliance with Section 3 hereof. The parties hereto acknowledge that no PIK's are provided for at present by the Subordinated Documents, and that there is no obligation to agree to such PIK's by the Subordinated Obligee.

         5. Enforcement Rights. (a) Prior to the indefeasible payment in full of the Senior Obligations and the termination of all financing arrangements constituting Senior Obligations among the Borrower and the Senior Lender, the Subordinated Obligee shall have no right to accelerate or enforce any claim with respect to the Subordinated Obligations, or otherwise to take any action, either judicially or through self-help or otherwise (including without limitation the institution of bankruptcy or insolvency proceedings with respect to the Borrower), against the Borrower or their property without the Senior Lender's prior written consent.

         (b) Notwithstanding the limitations in subdivision (a) above, the Subordinated Obligee may take the following actions, and solely the following actions, to the extent permitted in the Subordinated Documents:

         (i) The Subordinated Obligee may, with prior written notice to the Senior Lender, seek equitable relief to cause the Borrower to perform its obligations under the Subordinated Documents, to the extent not in contravention or breach of this Agreement or any of the Senior Loan Documents.

         (ii) Upon an Acceleration Event, or a failure to pay the Senior Obligations in full at maturity, the Subordinated Obligee may accelerate the Subordinated Obligations, to the extent constituting debt.

         (iii)  Upon  the   bankruptcy  or  insolvency  of  the  Borrower,   the
Subordinated Obligee may file as appropriate proofs of claim.

         6.       Subordinated Obligations Owed Only to the Subordinated
Obligee   The Subordinated Obligee warrants and represents that
it has not previously assigned any interest in its Subordinated
Obligations, that no other party owns an interest in its

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Subordinated  Obligations  other than itself  (whether  as joint  holders of the
Subordinated Obligations, participants or otherwise) and that the entire Subordinated Obligations is owing only to it, and covenants that the entire
Subordinated Obligations shall continue to be owing only to it unless assigned in accordance with, and subject to, the terms of this Agreement.

         7. Senior Lender Priority. In the event that any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or readjustment of the obligations and indebtedness of the Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Obligations or the Subordinated Obligations, or the application of the assets of the Borrower to the payment or liquidation thereof, or upon the dissolution or other winding up of the Borrower's business, or upon the sale of all or substantially all of the Borrower's assets, then, and in any such event,
(a) the Senior Lender shall be entitled to receive payment in full of any and all of the Senior Obligations then owing prior to the payment of all or any part of the Subordinated Obligations, and (b) any payment or distribution of any kind or character, whether in cash, securities or other property, including without limitation adequate protection payments, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Obligations shall be paid or delivered directly to the Senior Lender for application on any of the Senior Obligations, due or not due, until such Senior Obligations shall have first been fully paid and satisfied. Notwithstanding any statute, including the Bankruptcy Code (as hereinafter defined), any rule of law or bankruptcy proceeding to the contrary, the right of the Senior Lender hereunder to have all of the Senior Obligations (whether accrued before or after the filing of such bankruptcy proceeding) paid and satisfied in full prior to the payment of any of the Subordinated Obligations shall include, without limitation, the right of the Senior Lender to be paid in full all interest accruing on the Senior Obligations due to them after the filing of any petition by or against Borrower in connection with any bankruptcy or similar proceeding or any other proceeding referred to in this Section 7, prior to the payment of any amounts in respect of the Subordinated Obligations, including any interest due to the Subordinated Obligee accruing after such date. Notwithstanding the foregoing, in connection with a Plan (as defined in Section 8 below), a Subordinated Obligee may receive debt or equity securities of the Borrower or any successor corporation provided for by such Plan that are subordinated to the Senior Obligations at least to the same extent that the Subordinated Documents, and the obligations arising thereunder, are subordinated to the Senior Obligations

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pursuant  to this  Agreement  (including  at least  the same  subordination  and limitations  on  rights  of  action  imposed  hereunder;  such  debt  or  equity securities being "Permitted Junior Securities"); provided that if a new corporation results from such Reorganization, such corporation shall have assumed all Senior Obligations, not paid in full in cash in connection with such Plan; provided further that such Permitted Junior Securities received shall be pledged and the Senior Lender granted a first lien therein, pursuant to documents in form and substance satisfactory to the Agent, to secure the Senior Obligations in an amount not reduced by any "cramdown" under the Bankruptcy Code
(as  defined   below)  or  other  means,   other  than  payment  of  cash  on  a
dollar-for-dollar basis.

         8. Grant of Authority to Senior Lender; Voting of Proofs of Claim. In the event of the occurrence of any event described in Section 7 above, if the Subordinated Obligee does not act within 10 days prior to the last date for filing claims, the Senior Lender is hereby irrevocably authorized and empowered, in its sole and absolute discretion, to make and present for and on behalf of that Subordinated Obligee such proofs of claims against the Borrower on account of the Subordinated Obligations as the Senior Lender may deem expedient or proper. Whether proofs of claim with respect to the Subordinated Obligations are made and presented by Senior Lender or Subordinated Obligee, the Subordinated Obligee does hereby irrevocably authorize the Senior Lender to vote, and does hereby assign and transfer to the Senior Lender all rights to vote, any and all claims in such proceedings related to the Subordinated Obligations, including without limitation with respect to expressing consent or disapproval to any plan of reorganization (a "Plan") or other matter put to the Borrower's creditors for approval. The Senior Lender agrees that should two or more proposed Plans, which each provide for a payment in full of the Senior Obligations upon confirmation, be approved by the relevant court, and if such proposed Plans are feasible, and otherwise satisfactory to the Senior Lender in its reasonable discretion, then the Senior Lender will vote for such of the proposed Plans as instructed by the holders of a majority of the claims arising under the Subordinated Obligations. In all events, the Senior Lender shall have authority to receive and collect any and all dividends or other payments, distributions or disbursements made in any such proceedings in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Obligations, subject to the last sentence of Section 7 above. To the extent that payments or distributions are made in property other than cash, the Subordinated Obligee authorize the Senior Lender to sell such property to such buyers and on such terms as the Senior Lender, in its sole discretion, shall determine, subject to the last sentence of
Section 7 above. The Subordinated Obligee will execute and deliver to the Senior Lender such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together

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with  such   assignments  or  endorsements  as  the  Senior  Lender  shall  deem necessary), as may be requested from time to time by the Senior Lender in order to enable the Senior Lender to exercise any and all rights granted hereunder
including   the  right  to  collect  and  receive  any  and  all   payments  and
distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations (subject to the last sentence of Section
7), all for the Senior Lender's own benefit. Following the indefeasible payment in full of the Senior Obligations, the Senior Lender will remit to the Subordinated Obligee to the extent of the Subordinated Obligee's interest therein, all dividends or other payments or distributions paid to and held by the Senior Lender in excess of the Senior Obligations.

         9. Payments Received by the Subordinated Obligee. Except for Permitted Payments received by the Subordinated Obligee pursuant to and in accordance with the provisions of Section 3 above and for PIK's paid in accordance with Section 4, and as stated in the last sentence of Section 7, should any payment or distribution or reimbursement or dividend or instrument or proceeds thereof (including without limitation due to, or paid in accordance with, insurance policies, whether policies upon assets of the Borrower, key-man policies upon officers, employees or directors of the Borrower, or any other policies) be received by the Subordinated Obligee upon or with respect to the Subordinated Obligations or any other obligations of the Borrower to the Subordinated Obligee prior to the full and final indefeasible satisfaction of all of the Senior Obligations and the termination of all financing arrangements among the Borrower and the Senior Lender, the Subordinated Obligee shall receive and hold the same in trust, as trustee, for the benefit of the Senior Lender, and shall forthwith deliver the same to the Agent in precisely the form received (except for the indorsement or assignment of the Subordinated Obligee where necessary), for application on any of the Senior Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Subordinated Obligee as the property of the Senior Lender. In the event of the failure of the Subordinated Obligee to make any such indorsement or assignment to the Senior Lender, the Senior Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

         10(A). Instrument Legend. Any instrument evidencing any of the Subordinated Obligations, or any portion thereof, will, on the date hereof or, if issued hereafter, not later than the earlier of the issue thereof or the first transfer of any interest therein, be inscribed with a legend conspicuously indicating that payment thereof (and security therefor, if any) is subordinated to the claims of the Senior Lender pursuant to the terms of this Agreement, in substantially the following form:

                  "The indebtedness evidenced by this instrument

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(and security  therefor,  if any should in the future exist) is  subordinated to the prior payment in full and priority of the Senior Obligations (as defined in the and Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in the Subordination Agreement dated as of August 9, 1996 made by the payee hereunder in favor of the Senior Lender as defined therein."

A copy of any instrument evidencing any of the Subordinated Obligations, or any portion thereof, which is executed by the Borrower, will be delivered to the Senior Lender on the date of its execution or within five Business Days thereafter.

(B) Further Actions. The Subordinated Obligee will, with no charge to the Senior Lender, and at any time and from time to time, promptly execute and deliver all further instruments, financing statements and documents, and take all further action, that may be reasonably necessary or desirable, or that the Senior Lender may reasonably request, in order to protect, establish or maintain any right, priority or interest granted or purported to be granted hereby or to enable the Senior Lender to enforce the rights and remedies afforded to it hereunder.

(C) No Lien or Prior Benefit to Subordinated Obligee. The Subordinated Obligee hereby covenants and agrees that to the extent it has taken or received any lien, pledge or security interest, or has received the benefit of any encumbrance or negative pledge, with respect to any property or rights, whether real, personal or otherwise, owned, held or controlled by the Borrower or any Affiliate thereof, then such lien, pledge or security interest in favor of the Subordinated Obligee shall be assigned to the Senior Lender, and such Subordinated Obligee shall turn such benefit over to Senior Lender, or if Senior Lender for any reason has no lien, pledge or security interest in such property or rights or is not entitled to such benefit, the Subordinated Obligee is acting on behalf of the Senior Lender, and shall hold any benefit received therefrom in trust for the Senior Lender, and shall pay over such benefit to the Senior Lender upon request.

         11. Reimbursements for Expenses and Borrowings from Borrower; Assignment of Claims. Except as permitted in Section 3 hereof, the Subordinated Obligee agree that until the Senior Obligations have been paid in full and satisfied and all financing arrangements constituting Senior Obligations between the Borrower and the Senior Lender have been terminated, the Subordinated Obligee will not, directly or indirectly, accept or receive the benefit of any remuneration or reimbursement for expenses from or on behalf of the Borrower, and will not assign or transfer to others any claim the Subordinated Obligee have or may have against the Borrower, unless such assignment or transfer is made expressly subject to this Agreement.

         12. Continuing Nature of Subordination. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Obligee under this Agreement, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of the Senior Loan Documents or the Senior Obligations, or any lien purported to be created thereby;

         (b) any change in the time, manner, amount or place of payment of, or any other term of, all or any of the Senior Obligations, or any other amendment, increase, modification or supplement to, or renewal, extension, waiver or termination of, or any consent to departure from, or any other action or omission in respect of, the Senior Loan Documents;

         (c) any failure of any lien purported to be created by the Senior Loan Documents to be created, to attach to property of the Borrower, or to be perfected, or any lapse in priority of such lien;

         (d) any exchange, release, sale, surrender, or non- perfection, in whole or in part, of any collateral now or hereafter existing, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations;

         (e) any exercise or failure to exercise any right, power or remedy under or in respect of the Senior Loan Documents or the Senior Obligations;

         (f) any action or failure to act, or default by, by the Subordinated Obligee, under this Agreement, the Subordinated Documents, or any other agreement or document; or

         (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any one or more of the Subordinated Obligee or a subordinated creditor;

in each case, whether or not the Subordinated Obligee shall have had notice or knowledge of any of the foregoing and whether or not they shall have consented or objected thereto. This Agreement shall be effective and may not be terminated or otherwise revoked by the Subordinated Obligee until the Senior Obligations shall have been fully discharged by full and final indefeasible payment and all financing arrangements between the Borrower and the Senior Lender constituting Senior Obligations have been terminated. This is a continuing agreement of subordination and the Senior Lender may, subject to the terms hereof, continue, at any time and without notice to the

Subordinated Obligee, extend or increase credit or other financial accommodations and loan monies to or for the benefit of the Borrower on the faith hereof. Any termination or revocation by the Subordinated Obligee of this Agreement shall not be effective until accepted and consented to in writing by the Senior Lender, and in any event shall not affect this Agreement in relation to (i) any of the Senior Obligations which arose prior to the effective date of such notice or (ii) any of the Senior Obligations created after that date, if such Senior Obligations were incurred either through readvances by the Senior Lender pursuant to the Senior Lender's financing arrangements with the Borrower, and/or for the purpose of protecting any collateral, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Senior Lender in connection with the Senior Obligations. If, in reliance on this Agreement, the Senior Lender makes loans or other advances to or for the benefit of the Borrower or takes other action under the Senior Loan Documents after such aforesaid termination or revocation by the Subordinated Obligee, the rights of the Senior Lender with respect to such loans, other advances or other actions shall be the same as if such termination or revocation had not occurred; and, in any event, no obligation of the Subordinated Obligee hereunder shall be affected pursuant to this Section 12 by the written revocation of the Subordinated Obligee or any other subordinated party, pledgor, endorser or guarantor, if any.

         13. Subordinated Obligee's Waivers. All of the Senior Obligations shall be deemed to have been made or incurred in reliance upon this Agreement. The Subordinated Obligee expressly waive promptness, diligence, all notice of the acceptance by the Senior Lender of the subordination and other provisions of this Agreement and all other notices, not specifically required pursuant to the terms of this Agreement or required by applicable law, whatsoever and any requirement that the Senior Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral, and the Subordinated Obligee expressly waive reliance by the Senior Lender upon the subordination and other agreements as herein provided. The Subordinated Obligee agree that the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Documents or other agreements governing or evidencing the Senior Obligations, or the collectability of the Senior Obligations, or as to the creation, attachment, perfection or priority of any lien purported to be created by the Senior Loan Documents, that the Senior Lender shall be entitled to manage and supervise its loans and credit facilities to the Borrower in accordance with applicable law and the Senior Lender's usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the Subordinated Obligee may now or hereafter have in or to any of the assets of the Borrower, and that the Senior Lender shall have no liability to the Subordinated Obligee, to the fullest extent permitted by law, arising out of, any and all actions which the Senior Lender, acting in a commercially reasonable manner, takes or omits to take including actions with respect to the creation, perfection or continuation of liens or security interests in any collateral and other security for the Senior Obligations, actions with respect to the occurrence of an Event of Default or Default under the Senior Loan Documents, or other agreements governing or evidencing the Senior Obligations, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the collateral and actions with respect to the collection of any claim for all or any part of the Senior Obligations from any account debtor, guarantor or any other party) with respect to the Senior Loan Documents or other agreements governing or evidencing the Senior Obligations or any other agreement related thereto or to the collection of the Senior Obligations or the valuation, use, protection or release of any collateral and/or other security for the Senior Obligations, for the Subordinated Obligee waive any claim arising therefrom which they may now or hereafter have against the Senior Lender, to the fullest extent permitted by law.

         14. Bankruptcy Issues. If the Borrower becomes the subject of proceedings under Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.), as amended, (the "Bankruptcy Code"), and if the Senior Lender desires to permit the use of cash collateral or to provide financing to the Borrower under either Section 363 or Section 364 of the Bankruptcy Code, the Subordinated Obligee agree that adequate notice of such financing to the Subordinated Obligee shall have been provided if the Subordinated Obligee receive written notice in accordance with the Bankruptcy Code. All allocations of payments between the Senior Lender and the Subordinated Obligee shall continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. The Subordinated Obligee waives any claim any one or more of them may now or hereafter have arising out of the Senior Lender's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code by the Borrower, as debtors-in-possession. To the extent that the Senior Lender receives payments on, or proceeds of collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

         15. Restrictions on Subordinated Obligee. Prior to the indefeasible payment in full of the Senior Obligations and notwithstanding anything contained in any agreement, instrument or document executed and delivered in connection with the Subordinated Obligations to the contrary, and without limitation of the restrictions on and obligations of the Subordinated Obligee set forth in this Agreement, the Subordinated Obligee shall not without the prior written consent of the Senior Lender, do any of the following:

         (a) amend, modify, supplement or waive, or agree to any amendment, modification, supplement or waiver of or to, the Subordinated Obligations or the Subordinated Documents if such amendment, modification or supplement: amends or affects the interest rate, principal amount, financial covenants (other than to make less stringent such covenants), aggregate amount due, maturity, terms of payment or stated events of default of the Subordinated Obligations; adds or modifies (adversely to Borrower) any material covenant of Borrower under the Subordinated Obligations or the Subordinated Documents; or provides additional collateral (subject to Section 10(C) hereof) for, or modifies (adversely to Borrower) the rights or remedies of the Subordinated Obligee upon default on, the Subordinated Obligations. In all events Borrower will provide the Senior Lender with a copy of each amendment, waiver modification or supplement to the Subordinated Obligations and the Subordinated Documents within ten Business Days after execution thereof by Borrower; or

         (b) except as expressly permitted by Section 5 hereof, accelerate the maturity of all or any portion of the Subordinated Obligations, or take any action towards collection of all or any portion of the Subordinated Documents or enforcement of any rights, powers or remedies under the Subordinated Documents or other agreements entered into pursuant thereto, or applicable law, upon the occurrence of any event of default under and as defined in any of the Subordinated Documents or any event which, with the passage of time, or giving of notice, or both, would constitute such a default.

         16.      Subordinated Obligations Unimpaired; Subrogation.

         (a) Nothing contained herein shall impair, as between the Borrower and the Subordinated Obligee, the obligation of the Borrower, which is absolute and unconditional, to pay or deliver to the Subordinated Obligee the Subordinated Obligations, including without limitation the principal of and interest on the

Subordinated Documents as and when the same shall become due and payable in accordance with the terms thereof, subject to the rights of the Senior Lender hereunder.

         (b) Upon the indefeasible payment in full of all Senior Obligations, the Subordinated Obligee shall be subrogated to the rights of the Senior Lender thereafter to receive payments or distributions of assets of the Borrower made on the Senior Obligations to the extent (and only such extent) that Senior Lender receives cash, property or securities that would have been distributed or paid to the Subordinated Obligee but for this Agreement. For the purposes of such subrogation, no payments or distributions to the Senior Lender of any cash, property or securities to which the Subordinated Obligee would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the Senior Lender by the Subordinated Obligee, shall, as between the Borrower and the creditors of Borrower (other than the Senior Lender and the Subordinated Obligee), be deemed to be a payment by the Borrower to or on account of the Senior Obligations. Notwithstanding the foregoing subrogation right, Subordinated Obligee shall not be subrogated to any of Senior Lender's rights in the collateral security for the Senior Obligations.

         17. Senior Lender's Waivers. No waiver shall be deemed to be made by the Senior Lender, or the Subordinated Obligee, of any of its rights hereunder, unless the same shall be in writing signed by the Senior Lender or Subordinated Obligee, respectively, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Senior Lender or the obligations of the Subordinated Obligee to the Senior Lender, or the rights of the Subordinated Obligee, in any other respect at any other time.

         18. Information Concerning Financial Condition of the Borrower. The Subordinated Obligee hereby assumes responsibility for keeping themselves informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Senior Obligations and of all other circumstances bearing upon the risk of nonpayment of the Senior Obligations and/or
Subordinated Obligations that diligent inquiry would reveal, and the Subordinated Obligee hereby agree that the Senior Lender shall have no duty to advise the Subordinated Obligee of information known to it regarding such condition or any such circumstances. In the event the Senior Lender in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Subordinated Obligee, the Senior Lender shall be under no obligation (a) to provide any such information to the Subordinated Obligee on any subsequent occasion, or (b) to undertake any investigation not a part of the regular business routine of the Senior Lender and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, the Senior Lender wishes to maintain confidential. The Subordinated Obligee hereby agree that all payments received by the Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Obligations, as the Senior Lender, in its sole discretion, deems appropriate and the Subordinated Obligee assent to any extension or postponement of the time of payment of the Senior Obligations or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Obligations and to the addition or release of any other party or person primarily or secondarily liable therefor.

         19. No Offset. In the event any one or more of the Subordinated Obligee at any time purchases goods or services from the Borrower, the Subordinated Obligee hereby irrevocably agrees that it shall pay for such goods or services in cash or cash equivalents in accordance with the terms of such purchases and shall not deduct from or setoff against any amounts billed to it by the Borrower in connection with such purchases any amounts the Subordinated Obligee's claim are due to them with respect to the Subordinated Obligations.

         20. CONSENT TO JURISDICTION; WAIVERS. THE SUBORDINATED OBLIGEE CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED AT NEW YORK, NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE SUBORDINATED OBLIGEE, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE SUBORDINATED OBLIGEE AT THE ADDRESSES STATED BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE SUBORDINATED OBLIGEE WAIVES TRIAL BY JURY, ANY OBJECTION BASED UPON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION 20 SHALL AFFECT THE RIGHT OF THE SENIOR LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SENIOR LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE SUBORDINATED OBLIGEE OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         21. Notices. (a) Except as otherwise expressly provided herein and except as to any service of legal process, any notice required or desired to be given hereunder shall be in writing and shall be deemed to have been received upon the earlier of actual receipt by manual delivery or teletransmission or five days after being mailed by registered mail, postage prepaid, to the party as set forth below:

                  (i)      if to the Subordinated Obligee at:

                           Mr. Fredric von Stange
                           Winstar Communications, Inc.
                           230 Park Avenue
                           New York, New York  10169
                           (Tcp.: 212-867-1565)
                  or to such other address as may be given in a notice in compliance herewith.

     (ii) if to the Borrower or Senior Lender, as stated in the Credit Agreement or to such other address as may be given in a notice in compliance herewith.

         (b) Senior Lender and Subordinated Obligee shall give written notice to the other of the declaration of an event of default with respect to indebtedness owed by the Borrower to such party relatively concurrently with the delivery of such notice to the Borrower, as the case may be, provided that the failure to give such notice shall not offset the provisions of this Agreement or the rights or remedies of the parties.

         22. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK, AND SHALL BE INTERPRETED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK, NEW YORK, SHALL BE IMMEDIATELY BINDING UPON THE SUBORDINATED OBLIGEE AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF THE SENIOR LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         23. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         24. Counterparts. This Agreement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

         25. No Third Party Beneficiary. This Agreement is for the sole benefit of the parties hereto and no other person or entity shall have any rights to enforce this Agreement nor shall the consent of any such other person or entity be required in order to amend, modify or terminate this Agreement.

         26. Binding Action. Each of the Senior Lender and the Subordinated Obligee confirms, represents, warrants and agrees that its officer executing this Agreement is fully and irrevocably authorized to act on its behalf in all respects in connection with this Agreement and the transactions referred to herein and Subordinated Obligee and Senior Lender, respectively, shall have no obligation to inquire as to such authority.

         27. Lenders' Representations. The Subordinated Obligee and the Senior Lender hereby represents and warrants to Senior Lender and Subordinated Obligee, respectively, as follows:

         (a) If an entity, it is duly organized and validly existing under the laws of the State of its organization, and it has full power and authority to enter into transactions and make legally binding obligations;

         (b) The execution and delivery and performance of this Agreement is authorized by its organizational documents and this Agreement has been duly authorized, executed and delivered and constitutes its legal and validly binding agreement enforceable in accordance with these terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally; and

         (c) The execution, delivery and performance by it of this Agreement will not violate, conflict with, require consent, authorization or approval of any person under (i) any law, statute, rule, regulation court or administrative order, decree, injunction or judgment applicable to it, (ii) any agreement, instrument, indenture, security document, franchise, license or permit to which it is a party or by which it is bound or affected, or (iii) if applicable, under its organizational documents.

         28. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         IN WITNESS WHEREOF, this instrument has been signed to be effective as of the day and year first above written.


SENIOR LENDER:

IBJ SCHRODER BANK & TRUST COMPANY,
  As Agent



By:   /s/ Louis J. De Luca
Name: Louis J. De Luca
Its:  Vice President


SUBORDINATED OBLIGEE


WINSTAR COMMUNICATIONS, INC.



By: /s/ Joseph P. Dwyer
   Name: Joseph P. Dwyer
   Its:  Vice President

                                 ACKNOWLEDGMENT


                  Winstar Global Products, Inc. hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement (the "Agreement") as of August 9, 1996, and agrees that it will not pay or enact any of the "Subordinated Obligations" (as defined in the Agreement) or grant any security therefor, except as the Agreement may expressly provide. In the event of an action by the Borrower causing a breach of any of the provisions in the Agreement, all of the "Senior Obligations" (as defined in the Agreement) shall, without presentment, demand, protest or notice of any kind, become immediately due and payable, unless the Senior Lender shall otherwise elect and give notice of that election in writing.


                                    WINSTAR GLOBAL PRODUCTS, INC.



                                    By: /s/ Richard Noble
                                       Name: Richard W. Noble
                                       Title: Vice President